Exhibit 99.1

                               SECOND AMENDMENT TO
                            MASTER NETTING AGREEMENT

This Second Amendment ("SECOND AMENDMENT") to Master Cross-Product Netting, Setoff, and Security Agreement is entered into effective as of October 18, 2001 by, between and among The New Power Company, a Delaware corporation ("NEWPOWER"), Enron North America Corp., a Delaware corporation ("ENA"), Enron Energy Services, Inc., a Delaware corporation ("EES"), and Enron Power Marketing, Inc., a Delaware corporation (together with ENA and EES collectively, the "ENRON PARTIES").

                                    RECITALS

WHEREAS, NewPower and the Enron Parties entered into that certain Master Cross-Product Netting, Setoff, and Security Agreement effective as of March 14, 2001, as amended by that certain First Amendment to Master Cross-Product Netting, Setoff, and Security Agreement effective as of May 4, 2001 (as amended, the "MASTER NETTING AGREEMENT"), copies of which are attached hereto marked Exhibit "A", and which, among other things, provide substitute security margin under various commodity, forward and swap contracts (the "UNDERLYING MASTER AGREEMENTS") between NewPower and the Enron Parties;

WHEREAS, since March 14, 2001, NewPower and the Enron Parties have continued to enter into new transactions under the Underlying Master Agreements and to provide security margin payments in accordance with the requirements in the Master Netting Agreement, which amended the separate Collateral requirements under each Underlying Master Agreement;

WHEREAS, in accordance with the terms of the Master Netting Agreement, NewPower has, as of the date of this Second Amendment, posted $109,300,000 of Collateral in the form of cash to the Enron Parties in order to satisfy NewPower's margin payment requirements to the Enron Parties;

WHEREAS, pursuant to a letter dated September 26, 2001, and in accordance with the terms of the Master Netting Agreement, the Enron Parties have requested NewPower to provide an additional $15,000,000 in Collateral to the Enron Parties;

WHEREAS, NewPower and the Enron Parties have discussed how to enable NewPower to provide such Collateral to the Enron Parties and to otherwise meet its obligations; and

WHEREAS, the Enron Parties have agreed to permit NewPower to provide Collateral in a form other than cash under the Master Netting Agreement in order to permit NewPower to provide additional Collateral to the Enron Parties and to provide cash liquidity to NewPower, all on the terms and conditions provided herein;

            NOW THEREFORE, for and in consideration of the mutual agreements herein made and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


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1. DEFINITIONS. (a) Defined terms used or incorporated by reference in this
Second Amendment and not otherwise defined herein have the same meanings in this Second Amendment as given to them by the Master Netting Agreement.

      (b) The definition of "Enron Affiliates" is hereby amended to exclude NewPower, TNPC Holdings, Inc. and NewPower Holdings, Inc. from the definition. The definition of "NewPower Affiliates" is hereby amended to exclude the Enron Parties, Enron Corp. and their respective subsidiaries and controlled affiliates from the definition.

      (c) The following terms used in this Second Amendment are defined as follows:

            "APPLICABLE PERCENTAGE" has the meaning set forth in Exhibit B and shall be in the percentage amounts set forth in Exhibit B opposite each category of Eligible Accounts set forth in Exhibit B.

            "CERTIFICATE DELIVERY DATE" has the meaning set forth in Section
2(b).

            "ELIGIBLE ACCOUNTS" shall mean bona fide accounts receivable owned by NewPower (including receivables due from regulated utilities in return for their purchase, billing and collection of NewPower's underlying customer receivables as further described in Section 5(h) to the General Security Agreement between the parties of even date herewith) in which the Enron Parties hold perfected first priority security interests and are not subject to setoff or any liens, claims or encumbrances (except in favor of the Enron Parties and except for charges for routine billing and collection services), and which are less than sixty-one (61) days after invoice date and are one of the following:

            (i) Accounts receivable which have been earned by NewPower's furnishing electricity, gas or services to its customers in the ordinary course of its business but which have not yet been billed ("UNBILLED ACCOUNTS");

            (ii) Accounts receivable which have been earned by NewPower's furnishing electricity, gas, or services to its customers in the ordinary course of its business and which have been billed by NewPower ("NEWPOWER BILLED ACCOUNTS"); or

            (iii) Accounts receivable which have been earned by NewPower's furnishing electricity, gas or services to its customers in the ordinary course of its business and which have been billed by a regulated utility on behalf of NewPower, including the receivables due from regulated utilities in return for their purchase, billing and collection of NewPower's underlying customer receivables ("UTILITY BILLED ACCOUNTS").

            "ELIGIBLE NATURAL GAS" shall mean natural gas owned by NewPower free and clear of any liens, claims or encumbrances (except those in favor of the Enron Parties and except for statutory liens imposed without the consent of NewPower) and in which the Enron Parties hold perfected first priority security interests and which has not been delivered to customers. The value of the Eligible Natural Gas shall be calculated by multiplying the sum of natural gas volumes constituting Eligible Natural Gas in pipeline storage (including pipeline storage domes not behind city gates) at the time of calculation times the prompt month futures contract as quoted by NYMEX.


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            "PERMITTED DEPOSITS" has the meaning set forth in Section 2(c).

            "REPLACEMENT COLLATERAL" has the meaning set forth in Section 2 (a) hereof.

            "REPLACEMENT COLLATERAL PERIOD" shall mean the period from the date of this Second Amendment through the earliest of (i) January 4, 2002, (ii) the date any Default occurs by NewPower under the Master Netting Agreement after giving effect to this Second Amendment, and (iii) the date NewPower delivers written notice to the Enron Parties terminating the Replacement Collateral Period.

            "RETURNED CASH COLLATERAL" has the meaning set forth in Section 2
(b) hereof.

            "SECURITY AGREEMENT" has the meaning set forth in Section 2 (e) hereof.

            "SUBSTITUTION AMOUNT" has the meaning set forth in Section 2 (a) hereof.

2. REPLACEMENT COLLATERAL. (a) During the Replacement Collateral Period, NewPower may substitute Eligible Accounts and Eligible Natural Gas (collectively, "REPLACEMENT COLLATERAL") for cash Collateral currently held by the Enron Parties in a total amount up to but not exceeding the lesser of (i) $40,000,000 or (ii) the sum (the "Clause (ii) Amount") of the respective Applicable Percentages of each category of Eligible Accounts and 50% of Eligible Natural Gas; such lesser amount of (i) and (ii) above to be referred to hereafter as the "Substitution Amount". The Applicable Percentage for any Eligible Account shall be the percentage specified for that kind of Eligible Account on Exhibit B hereto. During the month of October 2001, NewPower may substitute no more than $25,000,000 in Replacement Collateral for Returned Cash Collateral. The Parties expressly acknowledge and agree that the Substitution Amount of Replacement Collateral, as determined from time to time pursuant to the terms hereof, shall constitute acceptable Collateral for the obligations of NewPower under the Master Netting Agreement during the Replacement Collateral Period. At no time during the Replacement Collateral Period shall the Enron Parties be obligated to release any cash Collateral to NewPower that would result in NewPower's having posted cash Collateral to the Enron Parties of less than $70,000,000 unless NewPower's Collateral requirement under the Master Netting Agreement is less than such amount, in which case all of NewPower's Collateral posted to the Enron Parties shall be provided in cash.

            As examples, if during October 2001 of the Replacement Collateral Period, NewPower has posted as Collateral with the Enron Parties $110,000,000 in cash, has a Clause (ii) Amount calculated at $50,000,000, and has a requirement for margin of $125,000,000 under the Master Netting Agreement, then NewPower would be able during October to utilize $25,000,000 as the Substitution Amount toward satisfying the Collateral requirement and would be obligated to post $100,000,000 in cash Collateral for the balance of the Collateral requirement, and the Enron Parties would be obligated to release $10,000,000 of cash Collateral to NewPower. In November 2001 under the same assumptions, NewPower would be able to utilize $40,000,000 as the Substitution Amount toward satisfying the Collateral requirement and would be obligated to post $85,000,000 in cash Collateral for the balance of the Collateral requirement, and the Enron Parties would be obligated to release an additional $15,000,000 of cash Collateral to NewPower. If during November 2001, NewPower has a Clause (ii) Amount of


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$50,000,000 and has a requirement for margin of $65,000,000 under the Master
Netting Agreement, then NewPower would not be able during November to utilize any amount of the Substitution Amount toward satisfying the Collateral requirement and would be obligated to post $65,000,000 in cash Collateral. If the requirement for margin then increased to $70,000,000, NewPower would be obligated to post an additional $5,000,000 in cash Collateral, for a total of $70,000,000 in cash Collateral.

      (b) NewPower may on any Business Day, and covenants that it shall on the first Business Day of each week during the Replacement Collateral Period (the date of delivery of a Replacement Collateral Certificate being the "CERTIFICATE DELIVERY DATE") deliver to the Enron Parties, by delivery to each of Michael Tribolet (facsimile number 713-646-8525) and William Bradford (facsimile number 713-646-8525) or such other person(s) as reasonably directed by the Enron Parties in writing, a certificate of a responsible officer of NewPower (a "REPLACEMENT COLLATERAL CERTIFICATE") (i) certifying, as of the immediately preceding Business Day, the Substitution Amount, the amount of cash Collateral and Replacement Collateral posted to the Enron Parties hereunder, the absence of Default under the Master Netting Agreement, the aggregate amount of all Permitted Deposits, including cash, collateral, or margin payments deposited or posted with any third party for the purposes of providing collateral or margin, and a listing and aging of Utility Billed Accounts and NewPower Billed Accounts reconciled to the aggregate Replacement Collateral shown in the Replacement Collateral Certificate to which it is attached ("AGING REPORT"), and (ii) containing a daily cash forecast for the current month and the subsequent month. The Replacement Collateral Certificate shall be substantially in the form attached hereto as Exhibit "B". On the second Business Day after each Certificate Delivery Date (or, if the Replacement Collateral Certificate is delivered before noon New York time on the Certificate Delivery Date, then on the next Business Day) and provided that no Default under the Master Netting Agreement then exists, the Enron Parties shall release excess cash Collateral to NewPower under the terms and conditions provided herein ("RETURNED CASH COLLATERAL"); provided, however, if the most recent Replacement Collateral Certificate from NewPower would require the Enron Parties to return a lesser amount of cash Collateral, then the Enron Parties shall be obligated to return only such lesser amount. Any determination of the Substitution Amount shall be made as of the date specified and shall be without prejudice to any Party thereafter to seek additional Collateral or the return of Collateral in accordance with the terms of the Master Netting Agreement as amended by this Second Amendment.

      (c) NewPower covenants and agrees during the Replacement Collateral Period to use its available cash, including the Returned Cash Collateral, to pay its obligations in the ordinary course of its business and for no other purpose. Specifically, during the Replacement Collateral Period, NewPower shall not use cash, including the Returned Cash Collateral, to fund costs or expenses incurred outside the ordinary course of NewPower's normal business operations, including, without limitation, payment of dividends, payment of obligations (other than to Enron Parties) before they come due, making loans or advances to employees other than ordinary travel advances or the like, or funding executive deferred compensation, "parachute" agreements or other similar agreements; provided, however, that during the Replacement Collateral Period, NewPower may (x) make severance payments under employment or other agreements that do not require the payment of lump sum severance amounts and (y) make lump sum payments under employment or severance agreements in writing in existence as of the date of this Second Amendment, up to an aggregate amount of $500,000. NewPower, however, shall have the right


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to use available cash, including the Returned Cash Collateral, to make (i)
expenditures in connection with any acquisition if and only if such actions are approved in advance by the Board of Directors of NewPower Holdings Inc. in accordance with the by-laws of NewPower Holdings Inc., and (ii) additional margin payments or deposits to third parties including deposits on accounts and to sureties ("Permitted Deposits"); provided, however, in no event shall NewPower use in excess of $5,000,000 of the Returned Cash Collateral to make such additional Permitted Deposits to third parties over and above the total amount of $94,270,000, which is the aggregate amount of such margin payments and deposits posted by NewPower as of the date of this Second Amendment.

      (d) The right of NewPower to provide Replacement Collateral shall terminate at the expiration of the Replacement Collateral Period. Prior to the scheduled expiration of the Replacement Collateral Period on January 4, 2002, NewPower shall have the right to provide cash or other Collateral meeting the requirements under the Master Netting Agreement (without giving effect to this Second Amendment) in replacement for the Replacement Collateral and to elect in writing to terminate the Replacement Collateral Period, and the Enron Parties shall then be obligated to release the Replacement Collateral. Upon expiration of the Replacement Collateral Period, NewPower shall immediately provide the full amount of cash or other Collateral meeting the requirements of the Master Netting Agreement (without giving effect to this Second Amendment). The Enron Parties shall not be obligated to release any Replacement Collateral unless and until NewPower shall have provided all Collateral to the Enron Parties in accordance with the terms of the Master Netting Agreement (without giving effect to this Second Amendment).

(e) Contemporaneously with the execution of this Second Amendment, NewPower is executing that certain General Security Agreement dated of even date herewith (the "SECURITY AGREEMENT") in favor of the Enron Parties granting a security interest in and lien upon all Accounts and Inventory of NewPower and certain General Intangibles of New Power as defined under the Uniform Commercial Code as enacted by the State of New York, in consideration of the Enron Parties' agreement herein to accept Replacement Collateral.

3. AMENDMENT TO DEFINITION OF DEFAULT. Section 2(a) (iii) of the Master Netting Agreement is hereby amended by deleting the word "hereunder" and adding the clause "under this Master Netting Agreement, as amended by the First Amendment and the Second Amendment, or an Event of Default has occurred and is continuing under the Security Agreement."

4. AMENDMENT TO EXPOSURE THRESHOLD. Section 6(g) of the Master Netting Agreement is hereby amended by deleting the amount "$15,000,000" in the tenth line thereof and inserting in its place the phrase "$0 for the Replacement Collateral Period and $15,000,000 thereafter." For clarification, the proviso after the words "$15,000,000 thereafter" shall remain in full force and effect notwithstanding this Second Amendment.

5. AMENDMENT TO COMPLIANCE CERTIFICATE COVENANT. Section 7(c) of the Master Netting Agreement is hereby amended by deleting the phrase "certifying that a Material Adverse Change with respect to NewPower does not then exist" in the fourth line thereof and inserting in it place


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the phrase "certifying whether a Material Adverse Change with respect to
NewPower has occurred and is then in existence."

6. AMENDMENT TO ARBITRATION PROVISIONS. Section 16 of the Master Netting Agreement is hereby amended by adding the clause, "provided, however, arbitration shall not apply to any invocation of or effort by the Enron Parties to enforce any remedial provisions of this Second Amendment, any collateral instruments or security documents, including, without limitation, the Security Agreement, executed by NewPower in favor of the Enron Parties, whether such invocation or enforcement is by nonjudicial or judicial foreclosure, notice to account debtors or holders of property as to rights of the Enron Parties or otherwise" after the word "arbitration" in the fifth line thereof.

7. REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other that (i) it is duly authorized to execute and deliver this Second Amendment and to perform its obligations hereunder and has taken all necessary actions to authorize such execution, delivery, and performance, including, with respect to NewPower, approval by NewPower's Board of Directors and its Business Review Committee, in form and substance satisfactory to the Enron Parties, (ii) the person signing this Second Amendment on its behalf is duly authorized to do so on its behalf, and (iii) this Second Amendment constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, conservatorship, receivership, moratorium, or other similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law). Each Party represents and warrants to the other that it has not assigned, transferred, created, or permitted to exist any lien or other encumbrance on, or otherwise disposed of, or purported to assign, transfer, create, or permit to exist any lien or other encumbrance on, or otherwise dispose of, any of its rights to any amounts that may be owed to it under the Master Netting Agreement or any of the Underlying Master Agreements to any third party.

8. GOVERNING LAW. The law governing this Second Amendment shall be the law applicable to the Master Netting Agreement. This Second Amendment is a financial accommodation contract under the Code.

9. SURVIVAL. The provisions this Second Amendment to the extent applicable after the termination of the Replacement Collateral Period shall survive the termination of the Replacement Collateral Period and shall remain binding on all Parties.

10. REAFFIRMATION OF MASTER NETTING AGREEMENT AND UNDERLYING MASTER AGREEMENTS; SEVERABILITY. Each of the Parties hereby reaffirms its obligations under the Master Netting Agreement, as amended by the First Amendment and this Second Amendment, and confirms that the Master Netting Agreement, as amended by the First Amendment and this Second Amendment, and the Underlying Master Agreements are and shall remain in full force and effect. NewPower and the Enron Parties convenant that all transactions between them shall be subject to and conducted in compliance with the terms, conditions, and requirements contained in the Master Netting Agreement, as amended, and the Underlying Master Agreements, including but not limited to written confirmation of each trade under such agreements and the prompt execution of all such confirmations by the counterparty. In the event any one or more of


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the provisions contained in this Second Amendment should be held invalid, illegal, or unenforceable in any respect under the law of any jurisdiction, the validity, legality, and enforceability of the remaining provisions under the law of such jurisdiction, and the validity, legality, and enforceability of such provisions and any other provisions under the law of any other jurisdiction, shall not in any way be affected or impaired thereby.

11. REPRESENTATION BY COUNSEL. Each Party represents that before executing this Second Amendment, it has been fully informed of its terms, contents, conditions, and effect. Each party further represents that, in entering into this Second Amendment, it has had the benefit and advice of counsel and experts of its own choosing and that no promises or representations of any kind have been made by any party or anyone acting for a party except as expressly stated in this Second Amendment and that it has entered into this Second Amendment freely and without duress of any kind.

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed by facsimile or original signature and in multiple counterparts, each of which is deemed an original and effective as one document, as of the date first written above.

                                            ENRON NORTH AMERICA CORP.

                                         By: /s/ William D. Duran
                                            ------------------------------------
                                         Print Name: William D. Duran
                                                    ----------------------------
                                         Title: Managing Director
                                               ---------------------------------


                                            ENRON ENERGY SERVICES, INC.

                                         By: /s/ David W. Delainey
                                            ------------------------------------
                                         Print Name: David W. Delainey
                                                    ----------------------------
                                         Title: Chairman and Chief Executive
                                                Officer
                                               ---------------------------------


                                            ENRON POWER MARKETING INC.

                                         By: /s/ Ben F. Glisan, Jr.
                                            ------------------------------------
                                         Print Name: Ben F. Glisan, Jr.
                                                    ----------------------------
                                         Title: Managing Director, Finance and
                                                Treasurer
                                               ---------------------------------


                                            THE NEW POWER COMPANY

                                         By: /s/ William I Jacobs
                                            ------------------------------------
                                         Print Name: William I Jacobs
                                                    ----------------------------
                                         Title: Managing Director and Chief
                                                Financial Officer
                                               ---------------------------------


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                                    EXHIBIT B

                   FORM OF REPLACEMENT COLLATERAL CERTIFICATE

      I     Substitution Amount calculation

Eligible Accounts          Applicable Percentages     Value         Calculation

A) (1) Eligible Accounts -
       Unbilled Accounts    $_____ x B(1) 0.20   (Applicable =     C(1) $_______
                                                 Percentage for
                                                 Unbilled Accounts)

   (2) Eligible Accounts                         (Applicable =     C(2) $_______
       NewPower Billed                           Percentage for
       Accounts             $_____ x B(2) 0.80   NewPower Billed
                                                 Accounts)

   (3) Eligible Accounts                         (Applicable =     C(3) $_______
       Utility Billed                            Percentage for
       Accounts             $_____ x B(3) 0.30   Utility Billed
                                                 Accounts)

C)(4) Add (C1), (C2), (C3)                              SUBTOTAL____________

D)     (1) Eligible Natural Gas (mmbtu)          ________________

       (2) Deduct Imbalance Amounts
           due from third parties                ________________

       (3) Total Eligible Natural Gas            ________________

E)     Prompt month NYMEX futures contract
       price per mmbtu                           ________________

F)     D(3) times E times 50%

G)     Result                                           SUBTOTAL ____________

H)     C(4) plus G                                      TOTAL    ____________

Substitution Amount equal to the lesser of
(i) $40,000,000 and (ii) the amount shown in H above             ____________

Amount of cash Collateral posted to
the Enron Parties                                                ____________

II Daily cash forecast for the current month and the subsequent month.

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III   Schedule of Permitted Deposits.

      Total (not to exceed $_______________)      ________________

IV    Aging Report (attached)

I _______________________, the ____________________ of The New Power Company
certify as of this __ day of __________, 2001 that the Substitution Amount, the amount of cash Collateral and Replacement Collateral posted to the Enron Parties hereunder, the daily cash forecast for the current month and the subsequent month, the Schedule of Permitted Deposits, and the Aging Report are true and correct and there is no Default under the Master Netting Agreement or the Security Agreement.


                                                  ______________________________